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                         SECOND AMENDMENT TO CREDIT AGREEMENT


     THIS SECOND AMENDMENT TO CREDIT AGREEMENT entered into as of December 8th, 1998 by and between PRAEGITZER INDUSTRIES, INC., an Oregon corporation, ("Borrower"), and KEYBANK NATIONAL ASSOCIATION ("Bank"), is as follows:

     1. RECITALS. Borrower and Bank are parties to that certain Credit Agreement dated as of March 31, 1998, as amended by the First Amendment to Credit Agreement dated August 6, 1998 ("Agreement"). Borrower and Bank desire to revise the Agreement in the manner set forth herein.

     2.   EQUITY OR SUBORDINATED DEBT.

          (a)  Section 7.17 is amended in its entirety to read as follows:

               During the period after the Closing Date and before January 1, 1999, Borrower shall issue not less than $15,000,000 of equity or subordinated debt, which debt shall be explicitly subordinated to all Senior Indebtedness on terms satisfactory to Bank in its sole discretion.

          (b) Bank hereby consents to and approves the issuance by Borrower of subordinated debt in the principal amount of not less than $15,000,000 containing subordination terms substantially similar to or the same as the subordination terms attached hereto as EXHIBIT A.

     3. DIAMOND LEASE (USA), INC. If the aggregate amount of equity or subordinated debt described in the amendment to Section 7.17 above is at least $20,000,000, Borrower may use up to $8,500,000 of the proceeds of such equity or subordinated debt for the purpose of prepaying in full its obligations to Diamond Lease (USA), Inc.

     4. AMENDMENT FEE. As consideration for Bank entering into this Second Amendment to Credit Agreement, Borrower hereby agrees to pay Bank an amendment fee of $300,000 on December 31, 1998; provided, however, that if before January 1, 1999 Borrower repays all of the Obligations and agrees to the termination of Bank's obligations under the Agreement, Bank agrees to waive Borrower's payment of the $300,000 fee, and, provided, further, if during the month of January, 1999 Borrower repays all of the Obligations and agrees to the termination of Bank's obligations under the Agreement, Bank agrees to reimburse Borrower $150,000 of the $300,000 fee if Borrower paid such fee before 1999.

     5. RELEASE. Borrower hereby waives any and all defenses, claims, counterclaims and offsets against Bank which may have arisen or accrued through the date of this Second Amendment and acknowledges that Bank and its officers, agents and attorneys have made no

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representations or promises to Borrower except as specifically reflected in the Agreement as amended hereby.

     6. EFFECTIVE DATE. This Second Amendment shall be effective upon the execution of this Second Amendment by Borrower and Bank.

     7. RATIFICATION. Except as otherwise provided in this Second Amendment, all of the provisions of the Agreement are hereby ratified and confirmed and shall remain in full force and effect.

     8. ONE AGREEMENT. The Agreement, as modified by the provisions of this Second Amendment, shall be construed as one agreement.

     9. COUNTERPARTS. This Second Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same agreement.

     10.  OREGON STATUTORY NOTICE.

     UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY BANK AFTER OCTOBER 3, 1989 CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY BANK TO BE ENFORCEABLE.

     IN WITNESS WHEREOF, Borrower and Bank have caused this Second Amendment to be executed as of the date first above written.

                                        PRAEGITZER INDUSTRIES, INC.


                                        By: /s/ Scott Gilbert
                                           -----------------------------------

                                        Title: Vice President of Finance and
                                               Treasurer
                                              --------------------------------


                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ John Brock
                                           -----------------------------------

                                        Title: Vice President
                                              --------------------------------